Exhibit 99.1

PublicSquare Formally Launches Payments Platform

Implements Strategic Plan to Streamline Organization

Closes $5.35 Million Equity Investment

WEST PALM BEACH, Fla, October 28, 2024 — PSQ Holdings, Inc. (NYSE: PSQH) (“PublicSquare,” or the “Company”) today reported the formal launch of its payments platform, the implementation of a strategic plan to streamline the organization, and the announcement of a private investment in public equity transaction (“PIPE”) of $5.35 million to help fund the growth of its payments vertical and for other general corporate purposes.

Michael Seifert, Chairman and Chief Executive Officer of PublicSquare, commented, “The traction we are experiencing with merchants adopting our payments and credit technology and embracing our strategic cancel-proof position in the market has been truly remarkable. With our intentional focus on our fintech business and the official launch of our payments platform, we have executed contracts that, if fulfilled in their entirety, could result in annualized payments processing Gross Merchandise Value (“GMV”) of over $700 million. We aim to increase this to $1.0 billion by the Christmas shopping season.”

“We have also recognized we can run a headcount-light tech software business model and have implemented a strategic plan to streamline the organization, reducing our staff by over 35% and retaining the people critical to this B2B focused sales and marketing positioning going forward, which we expect will lower our cash burn meaningfully. Even more important, we have raised capital, primarily from insiders, to fund further growth. With a bolstered cash position to help fund payments initiatives and a leaner organization, we believe we can focus on our goal of reaching profitability in near term.”

“We are also taking significant steps in modifying the PublicSquare marketplace to align with our fintech goals, fine-tuning our curation of merchants, and launching an affiliate fee-based offering akin to other fintech peers in 2025, where we would receive a commission for traffic or transactions initiated through our marketplace. We are excited about the continued synergies we are able to exercise between revenue streams as we further enhance our commerce and payments ecosystem.”

PIPE Investment

On October 24, 2024, the Company closed a private investment in public equity transaction (“PIPE”) pursuant to a Securities Purchase Agreement (“PIPE Purchase Agreement”) dated October 22, 2024, for the purchase of $5,350,004.10 of Class A common stock at $2.70 per share with three investors: (i) an affiliate of a PSQH board member, (ii), a party related to a PSQH board member and executive officer, and (ii) an unaffiliated accredited investor (the “Purchasers”). The purchase price was slightly in excess of the 14-day average closing price of the Company’s stock on the New York Stock Exchange. The Purchasers also entered into a Registration Rights Agreement (the “PIPE Registration Rights Agreement”) with the Company, pursuant to which, among other things, require the Company to file a registration statement to register the resale of the shares within a certain period after the closing of the PIPE Purchase Agreement. The PIPE Purchase Agreement also contained a lock-up provision pursuant to which, for a period of 12 months after the closing of the PIPE Purchase Agreement, the shares will be subject to trading restrictions and the Purchasers will be restricted from selling short or hedging PSQ securities subject to certain exceptions. The foregoing descriptions of the PIPE Purchase Agreement and the PIPE Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the forms of PIPE Purchase Agreement and PIPE Registration Rights Agreement attached as exhibits to the Company's Form 8-K filed with the Securities and Exchange Commission on October 28, 2024.

About PublicSquare

PublicSquare is America's leading commerce and payments ecosystem, valuing life, family, and liberty. PublicSquare operates under three segments: Marketplace, Financial Technology, and Brands. The primary mission of the Marketplace segment is to help consumers “shop their values” and put purpose behind their purchases. PublicSquare leverages data and insights from the Marketplace to assess its customers’ needs and provide wholly-owned quality financial products and brands. PublicSquare’s Financial Technology segment comprises Credova, a consumer financing and payments company. PublicSquare’s Brands segment comprises EveryLife, a premium D2C life-affirming baby products company. The PublicSquare Marketplace is free to join for both consumers and business owners. Download the app on the App Store or Google Play, or visit PublicSquare.com to learn more.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSquare, anticipated product launches, our products and markets, future financial condition, expected future performance and market opportunities of PublicSquare. Forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, and in this press release, include statements about the expected annualized GMV from our payments platform, and our ability to successfully implement and to recognize the expected cost savings of our strategic initiatives to streamline operations; however, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many other factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of our operations, (ii) the fulfillment of the payment platform contracts that have been executed and the execution of additional such contracts, which are speculative given the relatively short amount of time that we have been in that business and given the fact that we have not yet achieved those levels of performance, (iii) changes in the competitive industries and markets in which PublicSquare operates, variations in performance across competitors, changes in laws and regulations affecting PublicSquare’s business and changes in the combined capital structure, (iv) the ability to implement business plans, growth, marketplace and other expectations, and identify and realize additional opportunities, (v) risks related to PublicSquare’s limited operating history, the rollout and/or expansion of its business and the timing of expected business milestones,  (vi) risks related to PublicSquare’s potential inability to achieve or maintain profitability and generate significant revenue, (vii) the ability to raise capital on reasonable terms as necessary to develop its products in the timeframe contemplated by PublicSquare’s business plan, (viii) the ability to execute PublicSquare’s anticipated business plans and strategy, (ix) the ability of PublicSquare to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSquare of the intellectual property rights of others, (x) actual or potential loss of key influencers, media outlets and promoters of PublicSquare’s business or a loss of reputation of PublicSquare or reduced interest in the mission and values of PublicSquare and the segment of the consumer marketplace it intends to serve, and (xi) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in PublicSquare’s public filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and PublicSquare does not assume any obligation to, nor does it intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. PublicSquare gives no assurance that PublicSquare will achieve its expectations.

Investors Contact:

investment@publicsquare.com

Media Contact:

pr@publicsquare.com